SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 6, 2000
                                                          ---------------

                      NATIONAL INFORMATION CONSORTIUM, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                       000-26621                52-2077581
        --------                       ---------                ----------
 (State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation or organization)     File Number)           Identification No.)


                               12 Corporate Woods
           10975 Benson Street, Suite 390, Overland Park, Kansas 66210
           -----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (877) 234-EGOV
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On October 6, 2000, National Information Consortium, Inc., a Colorado corporation (the "Company"), issued a press release, filed as Exhibit 99.1 to this report, announcing that the Company has completed the restructuring of its eGovernment market and product development operations. The Company stated that it had refined its 2001 outlook and projects that it will likely not generate positive EBITDA until 2002 because of its investments in local portals, its AOL/Government Guide partnership and continued market and core technology development across its eGovernment businesses.

ITEM 7.  EXHIBITS

99.1 - Press Release of National Information Consortium dated October 6, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NATIONAL INFORMATION CONSORTIUM, INC.


                                         By:/S/ Kevin C. Childress
                                            ---------------------------------
                                            Name:  Kevin C. Childress
                                            Title:    Chief Financial Officer

Date: October 13, 2000